EXHIBIT 10.29

PROMISSORY NOTE IN REGISTERED FORM

$30,000.00	May 26, 2006
Burbank, California

AS HEREIN STATED, CENTERSTAGING MUSICAL PRODUCTIONS, INC.. a California corporation (“Borrower)”, promises to pay HOWARD LIVINGSTON (“Holder”), or order, at 3407 Winona Ave. Burbank, CA 91504, or such other place as the holder hereof may from time to time direct in writing the sum of Thirty Thousand Dollars ($30,000.00), with interest from the date of disbursement at a fixed annual rate equal to the “prime rate” in effect on the date of loan, which is eight per cent per annum (8.00%) as published in the Wall Street Journal, Western Edition. Interest shall be computed on the basis of the actual number of days during which the principal balance is outstanding.

The principal amount of and all accrued but unpaid interest under this Note shall become due and payable upon demand of Holder at any time.

Each payment under this Note shall be applied in the following order: (i) to the payment of costs and expenses provided for under this Note; (ii) to the payment of accrued and unpaid interest; and (iii) to the payment of outstanding principal. The Company and each holder hereof shall have the continuing and exclusive right to apply or reverse and reapply any and all payments under this Note.

This Note may be prepaid in whole or in part at any time.  Any prepayment shall be without penalty except that interest shall be paid to the date of payment on the principal amount prepaid.

No waiver or modification of any of the terms of this Note shall be valid or binding unless set forth in a writing specifically referring to this Note and signed by a duly authorized officer of the Company or any holder of this Note, and then only to the extent specifically set forth therein.

If any default occurs in any payment due under this Note, the Borrower, and their successors and assigns, promise to pay all costs and expenses, including attorneys’ fees, incurred by each holder hereof in collecting or attempting to collect the indebtedness under this Note, whether or not any action or proceeding is commenced. None of the provisions hereof and none of the holder’s rights or remedies under this Note on account of any past or future defaults shall be deemed to have been waived by the holder’s acceptance of any past due installments or by any indulgence granted by the holder to the Borrower.

This Note shall inure to the benefit of the Company, its successors and assigns and shall bind the heirs, executors, administrators, successors and assigns of the Borrower. Each reference herein to powers or rights of the Company shall also be

PROMISSORY NOTE
August 31, 2000

deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them.

In the event that any one or more provisions of this Note shall be held to be illegal, invalid or otherwise unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

This Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the principles thereof relating to conflicts of law; provided, that the Company and each holder hereof reserves any and all rights it may have under federal law, including without limitation those relating to the charging of interest.

IN WITNESS WHEREOF, the Borrower and Lender has caused this Note to be duly executed the day and year first above written.

BORROWER

By:  /s/ Roger Paglia

Name:  Roger Paglia
Title:  CEO

LENDER

By:  /s/ Howard Livingston

Name:  Howard Livingston
Title:

PROMISSORY NOTE IN REGISTERED FORM

$30,000.00	May 26, 2006
Burbank, California

AS HEREIN STATED, CENTERSTAGING MUSICAL PRODUCTIONS, INC..a California corporation (“Borrower)”, promises to pay ROGER PAGLIA (“Holder”), or order, at 3407 Winona Ave. Burbank, CA 91504, or such other place as the holder hereof may from time to time direct in writing the sum of Thirty Thousand Dollars ($30,000.00), with interest from the date of disbursement at a fixed annual rate equal to the “prime rate” in effect on the date of loan, which is eight per cent per annum (8.00%) as published in the Wall Street Journal, Western Edition. Interest shall be computed on the basis of the actual number of days during which the principal balance is outstanding.

The principal amount of and all accrued but unpaid interest under this Note shall become due and payable upon demand of Holder at any time.

Each payment under this Note shall be applied in the following order: (i) to the payment of costs and expenses provided for under this Note; (ii) to the payment of accrued and unpaid interest; and (iii) to the payment of outstanding principal. The Company and each holder hereof shall have the continuing and exclusive right to apply or reverse and reapply any and all payments under this Note.

This Note may be prepaid in whole or in part at any time.  Any prepayment shall be without penalty except that interest shall be paid to the date of payment on the principal amount prepaid.

No waiver or modification of any of the terms of this Note shall be valid or binding unless set forth in a writing specifically referring to this Note and signed by a duly authorized officer of the Company or any holder of this Note, and then only to the extent specifically set forth therein.

If any default occurs in any payment due under this Note, the Borrower, and their successors and assigns, promise to pay all costs and expenses, including attorneys’ fees, incurred by each holder hereof in collecting or attempting to collect the indebtedness under this Note, whether or not any action or proceeding is commenced. None of the provisions hereof and none of the holder’s rights or remedies under this Note on account of any past or future defaults shall be deemed to have been waived by the holder’s acceptance of any past due installments or by any indulgence granted by the holder to the Borrower.

This Note shall inure to the benefit of the Company, its successors and assigns and shall bind the heirs, executors, administrators, successors and assigns of the Borrower. Each reference herein to powers or rights of the Company shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them.

PROMISSORY NOTE
August 31, 2000

In the event that any one or more provisions of this Note shall be held to be illegal, invalid or otherwise unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

This Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the principles thereof relating to conflicts of law; provided, that the Company and each holder hereof reserves any and all rights it may have under federal law, including without limitation those relating to the charging of interest.

IN WITNESS WHEREOF, the Borrower and Lender has caused this Note to be duly executed the day and year first above written.

BORROWER

By:  /s/ Howard Livingston

Name:  Howard Livingston
Title:  CFO

LENDER

By:  /s/ Roger Paglia

Name:   Roger Paglia
Title:

PROMISSORY NOTE IN REGISTERED FORM

$20,000.00	June 15, 2006
Burbank, California

AS HEREIN STATED, CENTERSTAGING MUSICAL PRODUCTIONS, INC..a California corporation (“Borrower)”, promises to pay ROGER PAGLIA (“Holder”), or order, at 3407 Winona Ave. Burbank, CA 91504, or such other place as the holder hereof may from time to time direct in writing the sum of Twenty Thousand Dollars ($20,000.00), with interest from the date of disbursement at a fixed annual rate equal to the “prime rate” in effect on the date of loan, which is eight per cent per annum (8.00%) as published in the Wall Street Journal, Western Edition. Interest shall be computed on the basis of the actual number of days during which the principal balance is outstanding.

The principal amount of and all accrued but unpaid interest under this Note shall become due and payable upon demand of Holder at any time.

Each payment under this Note shall be applied in the following order: (i) to the payment of costs and expenses provided for under this Note; (ii) to the payment of accrued and unpaid interest; and (iii) to the payment of outstanding principal. The Company and each holder hereof shall have the continuing and exclusive right to apply or reverse and reapply any and all payments under this Note.

This Note may be prepaid in whole or in part at any time.  Any prepayment shall be without penalty except that interest shall be paid to the date of payment on the principal amount prepaid.

No waiver or modification of any of the terms of this Note shall be valid or binding unless set forth in a writing specifically referring to this Note and signed by a duly authorized officer of the Company or any holder of this Note, and then only to the extent specifically set forth therein.

If any default occurs in any payment due under this Note, the Borrower, and their successors and assigns, promise to pay all costs and expenses, including attorneys’ fees, incurred by each holder hereof in collecting or attempting to collect the indebtedness under this Note, whether or not any action or proceeding is commenced. None of the provisions hereof and none of the holder’s rights or remedies under this Note on account of any past or future defaults shall be deemed to have been waived by the holder’s acceptance of any past due installments or by any indulgence granted by the holder to the Borrower.

This Note shall inure to the benefit of the Company, its successors and assigns and shall bind the heirs, executors, administrators, successors and assigns of the Borrower. Each reference herein to powers or rights of the Company shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them.

PROMISSORY NOTE
August 31, 2000

In the event that any one or more provisions of this Note shall be held to be illegal, invalid or otherwise unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

This Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the principles thereof relating to conflicts of law; provided, that the Company and each holder hereof reserves any and all rights it may have under federal law, including without limitation those relating to the charging of interest.

IN WITNESS WHEREOF, the Borrower and Lender has caused this Note to be duly executed the day and year first above written.

BORROWER

By:  /s/ Howard Livingston

Name:  Howard Livingston
Title:  CFO

LENDER

By:  /s/ Roger Paglia

Name:  Roger Paglia
Title:

PROMISSORY NOTE IN REGISTERED FORM

$25,000.00	June 16, 2006
Burbank, California

AS HEREIN STATED, CENTERSTAGING MUSICAL PRODUCTIONS, INC..a California corporation (“Borrower)”, promises to pay JOHNNY CASWELL (“Holder”), or order, at 3407 Winona Ave. Burbank, CA 91504, or such other place as the holder hereof may from time to time direct in writing the sum of Twenty-Five Thousand Dollars ($25,000.00), with interest from the date of disbursement at a fixed annual rate equal to the “prime rate” in effect on the date of loan, which is eight per cent per annum (8.00%) as published in the Wall Street Journal, Western Edition. Interest shall be computed on the basis of the actual number of days during which the principal balance is outstanding.

The principal amount of and all accrued but unpaid interest under this Note shall become due and payable upon demand of Holder at any time.

Each payment under this Note shall be applied in the following order: (i) to the payment of costs and expenses provided for under this Note; (ii) to the payment of accrued and unpaid interest; and (iii) to the payment of outstanding principal. The Company and each holder hereof shall have the continuing and exclusive right to apply or reverse and reapply any and all payments under this Note.

This Note may be prepaid in whole or in part at any time.  Any prepayment shall be without penalty except that interest shall be paid to the date of payment on the principal amount prepaid.

No waiver or modification of any of the terms of this Note shall be valid or binding unless set forth in a writing specifically referring to this Note and signed by a duly authorized officer of the Company or any holder of this Note, and then only to the extent specifically set forth therein.

If any default occurs in any payment due under this Note, the Borrower, and their successors and assigns, promise to pay all costs and expenses, including attorneys’ fees, incurred by each holder hereof in collecting or attempting to collect the indebtedness under this Note, whether or not any action or proceeding is commenced. None of the provisions hereof and none of the holder’s rights or remedies under this Note on account of any past or future defaults shall be deemed to have been waived by the holder’s acceptance of any past due installments or by any indulgence granted by the holder to the Borrower.

This Note shall inure to the benefit of the Company, its successors and assigns and shall bind the heirs, executors, administrators, successors and assigns of the Borrower. Each reference herein to powers or rights of the Company shall also be

PROMISSORY NOTE
August 31, 2000

deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them.

In the event that any one or more provisions of this Note shall be held to be illegal, invalid or otherwise unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

This Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the principles thereof relating to conflicts of law; provided, that the Company and each holder hereof reserves any and all rights it may have under federal law, including without limitation those relating to the charging of interest.

IN WITNESS WHEREOF, the Borrower and Lender has caused this Note to be duly executed the day and year first above written.

BORROWER

By:  /s/ Howard Livingston

Name:  Howard Livingston
Title:  CFO

LENDER

By:  /s/ Johnny Caswell

Name:  Johnny Caswell
Title:

PROMISSORY NOTE IN REGISTERED FORM

$25,000.00	June 16, 2006
Burbank, California

AS HEREIN STATED, CENTERSTAGING MUSICAL PRODUCTIONS, INC..a California corporation (“Borrower)”, promises to pay JAN PARENT (“Holder”), or order, at 3407 Winona Ave. Burbank, CA 91504, or such other place as the holder hereof may from time to time direct in writing the sum of Twenty-Five Thousand Dollars ($25,000.00), with interest from the date of disbursement at a fixed annual rate equal to the “prime rate” in effect on the date of loan, which is eight per cent per annum (8.00%) as published in the Wall Street Journal, Western Edition. Interest shall be computed on the basis of the actual number of days during which the principal balance is outstanding.

The principal amount of and all accrued but unpaid interest under this Note shall become due and payable upon demand of Holder at any time.

Each payment under this Note shall be applied in the following order: (i) to the payment of costs and expenses provided for under this Note; (ii) to the payment of accrued and unpaid interest; and (iii) to the payment of outstanding principal. The Company and each holder hereof shall have the continuing and exclusive right to apply or reverse and reapply any and all payments under this Note.

This Note may be prepaid in whole or in part at any time.  Any prepayment shall be without penalty except that interest shall be paid to the date of payment on the principal amount prepaid.

No waiver or modification of any of the terms of this Note shall be valid or binding unless set forth in a writing specifically referring to this Note and signed by a duly authorized officer of the Company or any holder of this Note, and then only to the extent specifically set forth therein.

If any default occurs in any payment due under this Note, the Borrower, and their successors and assigns, promise to pay all costs and expenses, including attorneys’ fees, incurred by each holder hereof in collecting or attempting to collect the indebtedness under this Note, whether or not any action or proceeding is commenced. None of the provisions hereof and none of the holder’s rights or remedies under this Note on account of any past or future defaults shall be deemed to have been waived by the holder’s acceptance of any past due installments or by any indulgence granted by the holder to the Borrower.

This Note shall inure to the benefit of the Company, its successors and assigns and shall bind the heirs, executors, administrators, successors and assigns of the Borrower. Each reference herein to powers or rights of the Company shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them.

PROMISSORY NOTE
August 31, 2000

In the event that any one or more provisions of this Note shall be held to be illegal, invalid or otherwise unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

This Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the principles thereof relating to conflicts of law; provided, that the Company and each holder hereof reserves any and all rights it may have under federal law, including without limitation those relating to the charging of interest.

IN WITNESS WHEREOF, the Borrower and Lender has caused this Note to be duly executed the day and year first above written.

BORROWER

By:  /s/ Howard Livingston

Name:  Howard Livingston
Title:  CFO

LENDER

By:  /s/ Jan Parent

Name:  Jan Parent
Title:

PROMISSORY NOTE IN REGISTERED FORM

$30,000.00	June 19, 2006
Burbank, California

AS HEREIN STATED, CENTERSTAGING MUSICAL PRODUCTIONS, INC..a California corporation (“Borrower)”, promises to pay HOWARD LIVINGSTON (“Holder”), or order, at 3407 Winona Ave. Burbank, CA 91504, or such other place as the holder hereof may from time to time direct in writing the sum of Thirty Thousand Dollars ($30,000.00), with interest from the date of disbursement at a fixed annual rate equal to the “prime rate” in effect on the date of loan, which is eight per cent per annum (8.00%) as published in the Wall Street Journal, Western Edition. Interest shall be computed on the basis of the actual number of days during which the principal balance is outstanding.

The principal amount of and all accrued but unpaid interest under this Note shall become due and payable upon demand of Holder at any time.

Each payment under this Note shall be applied in the following order: (i) to the payment of costs and expenses provided for under this Note; (ii) to the payment of accrued and unpaid interest; and (iii) to the payment of outstanding principal. The Company and each holder hereof shall have the continuing and exclusive right to apply or reverse and reapply any and all payments under this Note.

This Note may be prepaid in whole or in part at any time.  Any prepayment shall be without penalty except that interest shall be paid to the date of payment on the principal amount prepaid.

No waiver or modification of any of the terms of this Note shall be valid or binding unless set forth in a writing specifically referring to this Note and signed by a duly authorized officer of the Company or any holder of this Note, and then only to the extent specifically set forth therein.

If any default occurs in any payment due under this Note, the Borrower, and their successors and assigns, promise to pay all costs and expenses, including attorneys’ fees, incurred by each holder hereof in collecting or attempting to collect the indebtedness under this Note, whether or not any action or proceeding is commenced. None of the provisions hereof and none of the holder’s rights or remedies under this Note on account of any past or future defaults shall be deemed to have been waived by the holder’s acceptance of any past due installments or by any indulgence granted by the holder to the Borrower.

This Note shall inure to the benefit of the Company, its successors and assigns and shall bind the heirs, executors, administrators, successors and assigns of the Borrower. Each reference herein to powers or rights of the Company shall also be

PROMISSORY NOTE
August 31, 2000

deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them.

In the event that any one or more provisions of this Note shall be held to be illegal, invalid or otherwise unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

This Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the principles thereof relating to conflicts of law; provided, that the Company and each holder hereof reserves any and all rights it may have under federal law, including without limitation those relating to the charging of interest.

IN WITNESS WHEREOF, the Borrower and Lender has caused this Note to be duly executed the day and year first above written.

BORROWER

By:  /s/ Roger Paglia

Name:  Roger Paglia
Title:  CEO

LENDER

By:  /s/ Howard Livingston

Name:  Howard Livingston
Title: